Property, plant and equipment	12 Months Ended
Dec. 31, 2023
Property, plant and equipment
Property, plant and equipment

Note 7 –Property, plant and equipment

Property, plant and equipment consisted of the following as of December 31, 2023 and 2022:

	December 31,
	2023	2022

Leasehold land and buildings	$59,186	$59,065
Leasehold improvements	18	18
Machinery and equipment	19	17
Vehicles and office equipment	469	371
Total	59,692	59,471
Impairment	(1,554)	(1,554)
Less: accumulated depreciation	(11,365)	(9,262)
Plant and equipment, net	$46,773	$48,655

Depreciation expense was $2,103, $1,952 and $1,953 for the years ended December 31, 2023, 2022 and 2021, respectively.

During the course of the Company’s strategic review of its operations in the years ended December 31, 2023, 2022 and 2021, the Company assessed the recoverability of the carrying value of certain property, plant and equipment which resulted in impairment losses of approximately $nil, $139 and $nil, respectively.